Exhibit 99

TI reports third quarter 2019 financial results and shareholder returns
Conference call on TI website at 3:30 p.m. Central time today
www.ti.com/ir
DALLAS (October 22, 2019) – Texas Instruments Incorporated (TI) (Nasdaq: TXN) today reported third quarter revenue of $3.77 billion, net income of $1.43 billion and earnings per share of $1.49. Earnings per share include a 9-cent benefit for items that were not in the company’s original guidance.
Regarding the company’s performance and returns to shareholders, Rich Templeton, TI’s chairman, president and CEO, made the following comments:
•“Revenue decreased 11% from the same quarter a year ago, as most markets weakened further.
•“In our core businesses, Analog revenue declined 8% and Embedded Processing declined 19% from the same quarter a year ago.
•“Our cash flow from operations of $7.0 billion for the trailing 12 months again underscored the strength of our business model. Free cash flow for the trailing 12 months was $6.0 billion and 41% of revenue. This reflects the quality of our product portfolio, as well as the efficiency of our manufacturing strategy, including the benefit of 300-millimeter Analog production.
•“We have returned $7.4 billion to owners in the past 12 months through stock repurchases and dividends. Over the last 12 months, our dividends represented 48% of free cash flow, underscoring their sustainability. In September, we announced we would increase our dividend by 17%. Together, our stock repurchases and dividends reflect our continued commitment to return all free cash flow to our owners.
•“TI’s fourth quarter outlook is for revenue in the range of $3.07 billion to $3.33 billion, and earnings per share between $0.91 and $1.09, which includes an estimated $5 million discrete tax benefit. We continue to expect our annual operating tax rate to be about 16% in 2019.”
Free cash flow, a non-GAAP financial measure, is cash flow from operations less capital expenditures.

TI reports third quarter 2019 financial results and shareholder returns	Page 2
Earnings summary
Amounts are in millions of dollars, except per-share amounts.

	Q3 2019	Q3 2018	Change
Revenue	$3,771	$4,261	(11)%
Operating profit	$1,589	$1,937	(18)%
Net income	$1,425	$1,570	(9)%
Earnings per share	$1.49	$1.58	(6)%
Cash generation
Amounts are in millions of dollars.

		Trailing 12 Months
	Q3 2019	Q3 2019	Q3 2018	Change
Cash flow from operations	$1,992	$7,040	$6,973	1%
Capital expenditures	$149	$1,007	$1,039	(3)%
Free cash flow	$1,843	$6,033	$5,934	2%
Free cash flow % of revenue		40.9%	37.5%
Cash return
Amounts are in millions of dollars.

		Trailing 12 Months
	Q3 2019	Q3 2019	Q3 2018	Change
Dividends paid	$721	$2,903	$2,430	19%
Stock repurchases	$456	$4,480	$3,797	18%
Total cash returned	$1,177	$7,383	$6,227	19%

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TEXAS INSTRUMENTS INCORPORATED AND SUBSIDIARIES
Consolidated Statements of Income
(Millions of dollars, except share and per-share amounts)

	For Three Months Ended September 30,
	2019	2018
Revenue	$3,771	$4,261
Cost of revenue (COR)	1,325	1,457
Gross profit	2,446	2,804
Research and development (R&D)	379	390
Selling, general and administrative (SG&A)	399	396
Acquisition charges	79	80
Restructuring charges/other	—	1
Operating profit	1,589	1,937
Other income (expense), net (OI&E)	34	23
Interest and debt expense	43	36
Income before income taxes	1,580	1,924
Provision for income taxes	155	354
Net income	$1,425	$1,570

Diluted earnings per common share	$1.49	$1.58

Average shares outstanding (millions):
Basic	935	969
Diluted	950	989

Cash dividends declared per common share	$.77	$.62

Supplemental Information
(Quarterly, except as noted)

Provision for income taxes is based on the following:

Operating taxes (calculated using the estimated annual effective tax rate)	$257	$367
Discrete tax items	(102)	(13)
Provision for income taxes (effective taxes)	$155	$354

Annual operating tax rate	16%	20%
Effective tax rate	10%	18%

A portion of net income is allocated to unvested restricted stock units (RSUs) on which we pay dividend equivalents. Diluted EPS is calculated using the following:

Net income	$1,425	$1,570
Income allocated to RSUs	(8)	(11)
Income allocated to common stock for diluted EPS	$1,417	$1,559

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TEXAS INSTRUMENTS INCORPORATED AND SUBSIDIARIES
Consolidated Balance Sheets
(Millions of dollars, except share amounts)

	September 30,
	2019	2018
Assets
Current assets:
Cash and cash equivalents	$3,893	$1,502
Short-term investments	1,174	3,611
Accounts receivable, net of allowances of ($13) and ($13)	1,342	1,585
Raw materials	175	171
Work in process	955	1,058
Finished goods	910	887
Inventories	2,040	2,116
Prepaid expenses and other current assets	264	654
Total current assets	8,713	9,468
Property, plant and equipment at cost	5,683	5,250
Accumulated depreciation	(2,365)	(2,199)
Property, plant and equipment	3,318	3,051
Long-term investments	298	278
Goodwill	4,362	4,362
Acquisition-related intangibles	390	707
Deferred tax assets	257	243
Capitalized software licenses	77	94
Overfunded retirement plans	106	220
Other long-term assets	471	150
Total assets	$17,992	$18,573

Liabilities and stockholders’ equity
Current liabilities:
Current portion of long-term debt	$499	$749
Accounts payable	397	492
Accrued compensation	609	613
Income taxes payable	58	104
Accrued expenses and other liabilities	444	424
Total current liabilities	2,007	2,382
Long-term debt	5,302	4,318
Underfunded retirement plans	123	86
Deferred tax liabilities	49	43
Other long-term liabilities	1,526	1,228
Total liabilities	9,007	8,057
Stockholders’ equity:
Preferred stock, $25 par value. Authorized – 10,000,000 shares
Participating cumulative preferred – None issued	—	—
Common stock, $1 par value. Authorized – 2,400,000,000 shares
Shares issued – 1,740,815,939	1,741	1,741
Paid-in capital	2,058	1,918
Retained earnings	39,674	37,378
Treasury common stock at cost
Shares: September 30, 2019 – 805,637,804; September 30, 2018 – 775,952,837	(34,045)	(30,167)
Accumulated other comprehensive income (loss), net of taxes (AOCI)	(443)	(354)
Total stockholders’ equity	8,985	10,516
Total liabilities and stockholders’ equity	$17,992	$18,573

TI reports third quarter 2019 financial results and shareholder returns	Page 5
TEXAS INSTRUMENTS INCORPORATED AND SUBSIDIARIES
Consolidated Statements of Cash Flows
(Millions of dollars)

	For Three Months Ended
	September 30,
	2019	2018
Cash flows from operating activities
Net income	$1,425	$1,570
Adjustments to net income:
Depreciation	183	151
Amortization of acquisition-related intangibles	79	80
Amortization of capitalized software	13	12
Stock compensation	48	46
Deferred taxes	(4)	(52)
Increase (decrease) from changes in:
Accounts receivable	77	(34)
Inventories	39	(26)
Prepaid expenses and other current assets	44	151
Accounts payable and accrued expenses	29	51
Accrued compensation	129	137
Income taxes payable	(93)	22
Changes in funded status of retirement plans	17	12
Other	6	(14)
Cash flows from operating activities	1,992	2,106

Cash flows from investing activities
Capital expenditures	(149)	(370)
Purchases of short-term investments	(986)	(3,099)
Proceeds from short-term investments	220	1,715
Other	1	(14)
Cash flows from investing activities	(914)	(1,768)

Cash flows from financing activities
Proceeds from issuance of long-term debt	748	—
Repayment of debt	(750)	—
Dividends paid	(721)	(602)
Stock repurchases	(456)	(1,200)
Proceeds from common stock transactions	194	55
Other	(13)	(8)
Cash flows from financing activities	(998)	(1,755)

Net change in cash and cash equivalents	80	(1,417)
Cash and cash equivalents at beginning of period	3,813	2,919
Cash and cash equivalents at end of period	$3,893	$1,502

TI reports third quarter 2019 financial results and shareholder returns	Page 6

Segment results
Amounts are in millions of dollars.

	Q3 2019	Q3 2018	Change
Analog:
Revenue	$2,674	$2,907	(8)%
Operating profit	$1,231	$1,447	(15)%
Embedded Processing:
Revenue	$724	$894	(19)%
Operating profit	$233	$309	(25)%
Other:
Revenue	$373	$460	(19)%
Operating profit*	$125	$181	(31)%
* Includes acquisition charges and restructuring charges/other.
Compared with the year-ago quarter:
Analog: (includes Power, Signal Chain and High Volume)
•Revenue decreased in Power, Signal Chain and High Volume.
•Operating profit decreased primarily due to lower revenue and associated gross profit.
Embedded Processing: (includes Connected Microcontrollers and Processors)
•Revenue decreased in both product lines.
•Operating profit decreased due to lower revenue and associated gross profit.
Other: (includes DLP® products, calculators and custom ASIC products)
•Revenue decreased by $87 million, and operating profit decreased by $56 million.

TI reports third quarter 2019 financial results and shareholder returns	Page 7
Non-GAAP financial information
This release includes references to free cash flow and ratios based on that measure. These are financial measures that were not prepared in accordance with GAAP. Free cash flow was calculated by subtracting capital expenditures from the most directly comparable GAAP measure, cash flows from operating activities (also referred to as cash flow from operations).
We believe that free cash flow and the associated ratios provide insight into our liquidity, our cash-generating capability and the amount of cash potentially available to return to shareholders, as well as insight into our financial performance. These non-GAAP measures are supplemental to the comparable GAAP measures.
Reconciliation to the most directly comparable GAAP measures is provided in the table below.
Amounts are in millions of dollars.

	For 12 Months Ended
	September 30,
	2019	2018	Change
Cash flow from operations (GAAP)	$7,040	$6,973	1%
Capital expenditures	(1,007)	(1,039)
Free cash flow (non-GAAP)	$6,033	$5,934	2%

Revenue	$14,750	$15,817

Cash flow from operations as a percent of revenue (GAAP)	47.7%	44.1%
Free cash flow as a percent of revenue (non-GAAP)	40.9%	37.5%
This release also includes references to an annual operating tax rate, a non-GAAP term we use to describe the estimated annual effective tax rate, a GAAP measure that by definition does not include discrete tax items. We believe the term annual operating tax rate helps differentiate from the effective tax rate, which includes discrete tax items.

TI reports third quarter 2019 financial results and shareholder returns	Page 8
# # #
Notice regarding forward-looking statements
This release includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as TI or its management “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. Similarly, statements herein that describe TI’s business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.
We urge you to carefully consider the following important factors that could cause actual results to differ materially from the expectations of TI or our management:
•Market demand for semiconductors, particularly in our end markets;
•Our ability to compete in products and prices in an intensely competitive industry;
•Customer demand that differs from forecasts and the financial impact of inadequate or excess company inventory that results from demand that differs from projections;
•Economic, social and political conditions in the countries in which we, our customers or our suppliers operate, including security risks; global trade policies; political and social instability; health conditions; possible disruptions in transportation, communications and information technology networks; and fluctuations in foreign currency exchange rates;
•Evolving cybersecurity threats to our information technology systems or those of our customers or suppliers;
•Natural events such as severe weather, geological events or health epidemics in the locations in which we, our customers or our suppliers operate;
•Our ability to develop, manufacture and market innovative products in a rapidly changing technological environment;
•Timely implementation of new manufacturing technologies and installation of manufacturing equipment, and the ability to obtain needed third-party foundry and assembly/test subcontract services;
•Availability and cost of raw materials, utilities, manufacturing equipment, third-party manufacturing services and manufacturing technology;
•Product liability or warranty claims, claims based on epidemic or delivery failure, or other claims relating to our products, manufacturing, services, design or communications, or recalls by our customers for a product containing one of our parts;
•Compliance with or changes in the complex laws, rules and regulations to which we are or may become subject, or actions of enforcement authorities, that restrict our ability to manufacture or ship our products or operate our business, or subject us to fines, penalties or other legal liability;
•Changes in tax law and accounting standards that can impact the tax rate applicable to us, the jurisdictions in which profits are determined to be earned and taxed, adverse resolution of tax audits, increases in tariff rates, and the ability to realize deferred tax assets;
•A loss suffered by one of our customers or distributors with respect to TI-consigned inventory;
•Financial difficulties of our distributors or their promotion of competing product lines to our detriment, or the unexpected loss of significant distributors;
•Losses or curtailments of purchases from key customers or the timing and amount of distributor and other customer inventory adjustments;
•Our ability to maintain or improve profit margins, including our ability to utilize our manufacturing facilities at sufficient levels to cover our fixed operating costs, in an intensely competitive and cyclical industry and despite changes in the regulatory environment;
•Our ability to maintain and enforce a strong intellectual property portfolio and maintain freedom of operation in all jurisdictions where we conduct business; or our exposure to infringement claims;
•Instability in the global credit and financial markets that affects our ability to fund our daily operations, invest in the business, make strategic acquisitions, or make principal and interest payments on our debt;
•Increases in health care and pension benefit costs;
•Our ability to recruit and retain skilled engineering, management and technical personnel, and effectively manage key employee succession;
•Our ability to successfully integrate and realize opportunities for growth from acquisitions, or our ability to realize our expectations regarding the amount and timing of restructuring charges and associated cost savings; and
•Impairments of our non-financial assets.

TI reports third quarter 2019 financial results and shareholder returns	Page 9
For a more detailed discussion of these factors, see the Risk Factors discussion in Item 1A of TI’s most recent Form 10-K. The forward-looking statements included in this release are made only as of the date of this release, and we undertake no obligation to update the forward-looking statements to reflect subsequent events or circumstances. If we do update any forward-looking statement, you should not infer that we will make additional updates with respect to that statement or any other forward-looking statement.
About Texas Instruments
From connected cars and intelligent homes to self-monitoring health devices and automated factories, Texas Instruments Incorporated (TI) (Nasdaq: TXN) products are at work in virtually every type of electronic system. With operations in more than 30 countries, we engineer, manufacture, test and sell analog and embedded semiconductor chips. Our employees, about 30,000 worldwide, are driven by core values of integrity, innovation and commitment, and work every day to shape the future of technology. Learn more at www.TI.com.

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